                                                                  EXHIBIT 10(dd)

                     SUN LIFE ASSURANCE COMPANY OF CANADA

will pay the benefits provided under this policy to the persons entitled to receive them. The policy took effect on August 1, 1986 (Effective Date). This policy is amended January 1, 1989 (Amendment Date) and replaces the previous policy.

The policy is issued by Sun Life Assurance Company of Canada (Company) on the basis of the Application of

                         *JOSEPH E. SEAGRAM & SONS, INC.*

(Policyholder), and in consideration of the payment of the premiums as herein provided. The premiums will be due and payable to the Company monthly on the first day of each month in every year while the policy remains in force, the first premium under the amended policy being due and payable on the Amendment date.

State of Issue - Michigan.

On and after January 1, 1989, policy anniversaries will be the first day of January in each year and policy years will be determined from that date.

All payments under the policy will be made in Dollars, lawful money of the United States of America.

The provisions printed or written by the Company on this and the following pages form part of the contract.

Signed at Wellesley Hills, Massachusetts on November 6, 1989 on behalf of the Company.

Group Policy
No. 48001-G.
                                                  [SIG]
                                                President

                                                  [SIG]
                                                Secretary

                                                  [SIG]
Ex.                                           Countersigned

                       GROUP TERM INSURANCE POLICY INCLUDING,
                             LIFE INSURANCE BENEFIT
                            ANNUAL EXPERIENCE RATING

Form No. 85-1890 (A) - Seagram Exec. Life


                                                            Amended Policy No. 5
                                                                 January 1, 1989

                                     INDEX


                                                            Page
Amount of Insurance                                           4

Benefit Provisions Life Insurance Benefit                    12

Changes in Amount of Insurance                                6

Commencement of Insurance                                     4

Computation of Premiums                                       8

Contract                                                     10

Definitions                                                   3

Eligibility for Insurance                                     3

Endorsements                                                 14

Experience Rating                                             9

Incontestability                                             11

Individual Certificates                                       6

Individual Terminations                                       6

Payment of Premiums                                           8

Premium Adjustments                                           9

Self-Administration Data                                     10

Termination of Policy                                         7

Workers' Compensation                                        11


                                    48001-G
                       SUN LIFE ASSURANCE COMPANY OF CANADA

                                                          Amended Policy No. 3
                                                               January 1, 1989

                               GENERAL PROVISIONS

I.    DEFINITIONS.

"Employer" means Joseph E. Seagram & Sons, Inc.

"Employee" means a person who is classified as either a Senior Executive or an Executive by the Employer. An Employee of a United States Associated and/or Affiliated Company of the Employer is considered to be an Employee provided all other conditions of this definition are met.

"Retired Employee" means a person who, while insured under this policy or under Group Policy No. 16320-G. as an Employee, retires under the Employer's Pension Plan.

"Illness" means bodily injury, sickness, disease, Pregnancy, nervous disorder or mental infirmity.

"Pregnancy" includes pregnancy, childbirth, miscarriage, abortion and conditions which result directly or indirectly from any of these.

"Service" means service with the Employer.

II.   ELIGIBILITY FOR INSURANCE.

The eligibility of Employees or Retired Employees for insurance is determined as follows:

1.    Employee Insurance

      (a) Any Employee insured on the date prior to the Amendment Date is eligible on the Amendment Date.

      (b) Any person not eligible on the Amendment Date will become eligible on the date he is classified as an Employee.

      (c) Any person not actively at work on the date he would otherwise become eligible will be eligible on the date he returns to active work.

2.    Retired Employee Insurance

Any Employee who becomes a Retired Employee will become eligible on the date of retirement.


                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                        Page 3

                                                          Amended Policy No. 3
                                                               January 1, 1989
                         GENERAL PROVISIONS (Continued)


III.  COMMENCENT OF INSURANCE.

Insurance on any Employee or Retired Employee will commence on the date on which the Employee or Retired Employee becomes eligible for the insurance.

IV.   AMOUNT OF INSURANCE.

The amount of each Employee's or Retired Employee's insurance is determined by the applicable Insurance Benefit provision and by the classification of the Employee or Retired Employee in accordance with the following schedule:


                        SCHEDULE OF AMOUNT OF INSURANCE
Insurance Benefit           Classification             Amount of Insurance
-----------------           --------------             -------------------
Basic Employee or Retired   (a) Senior Executives -    An amount, determined
Employee Life Insurance     Active or Retired          for each Employee or
                                                       Retired Employee by the
                                                       Employer's pension plan
                                                       actuary, using a benefit
                                                       formula that is mutually
                                                       agreeable to the Company
                                                       and to the Employer.
                                                       Such amount is rounded
                                                       to the next higher $100,
                                                       if not already a
                                                       multiple thereof. The
                                                       minimum amount of
                                                       insurance is $25,000.
                                                       The maximum amount of
                                                       insurance is $2.5
                                                       million.

                            (b) All Executives or      An amount equal to two
                            Senior Executives -        times the Employee's
                            Active                     annual total compensation

                            (c) All Executives -       As per Insurance Formula
                            Retired                    which follows:

For the purposes of this policy, the amount of insurance determined in (b) above shall be reduced by any insurance payable on the life of the Employee under the Employer's Split-Dollar Life Insurance Plan.

The Employee's annual total compensation means the result of combining the Employee's annual base salary plus the highest bonus previously awarded, as determined by the Employer.




                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                        Page 4
                                                                          4/92

                                                          Amended Policy No. 3
                                                               January 1, 1989
                                                      Modified January 1, 1990

                         GENERAL PROVISIONS (Continued)

The maximum amount of Employee Life insurance including the combined amounts under Section IV. (b) and (c) of this Policy and under Group Policy No. 48004-G shall not exceed $1,700,000 for any employee.

An Employee will be required to furnish evidence of insurability satisfactory to Sun Life before becoming covered for Employee Life insurance under this Policy when:

    (a) The Amount of Employee Life Insurance under this Policy alone or in combination with Employee Life Insurance under Group Policy No. 48004-G exceeds $500,000.

    (b) The Amount of Insurance under this Policy is increased more than one times the Employee's total compensation.

    (c) The Employee applies for Employee Life Insurance under this Policy as a late entrant more than 31 days after the date of the Employee's eligibility for Employee Life insurance.

With respect to items (a) and (b) above, only amounts in excess of $500,000 will be subject to evidence of insurability.

At the time of open enrollment for the employee benefit plan, an Employee must be actively at work in order to increase the Amount of Insurance.

                                INSURANCE FORMULA

The amount of insurance of any Retired Employee under (c) above will be determined as follows:

    1. during the first year of retirement - 85% of the amount of life insurance in force immediately prior to the date of retirement;

    2. during the second, third and fourth years of retirement a further reduction of 15% for each year of retirement of the amount of life insurance in force immediately prior to the date of retirement;

    3. commencing with the fifth year of retirement and thereafter - 25% of the amount of life insurance in force immediately prior to the date of retirement.

The changes in amount of insurance will occur initially on the date of retirement and on each subsequent anniversary thereof.

An Employee will be required to furnish evidence of insurability before becoming covered for a combined amount of Basic Employee or Retired Employee Life Insurance and any Supplemental Employee Life Insurance under Group Policy No. 48004-G. in excess of $500,000 and the Company may require evidence of his insurability for subsequent increases in order to determine an appropriate premium charge.



                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                        Page 5
                                                                          4/92

                                                          Amended Policy No. 3
                                                               January 1, 1989


                         GENERAL PROVISIONS (Continued)

V.    CHANGES IN AMOUNT OF INSURANCE.

Subject to the terms of paragraph 3 below:

1. The amount of insurance as described in (a) of the Schedule of Amounts of Insurance will be redetermined and will take effect on each first day of August in every year, or on the date the Employer is notified that an Employee or Retired Employee has a change of beneficiary that affects such amount of insurance.

2. Any increase in the amount of insurance arising from a change in earnings will take effect on the date on which the change in earnings takes effect. If an Employee's earnings decrease, the Employee will continue to be insured for the amount of insurance in effect immediately prior to the decrease in earnings.

3. An Employee who is not actively at work on full time on the date an which he would otherwise become insured for an increased amount of insurance will not be so insured until the date of his subsequent return to active work on full time.

VI.   INDIVIDUAL CERTIFICATES.

The Company will issue to the Employer, for delivery to each Employee or Retired Employee insured hereunder, an individual certificate setting forth the essential features of the insurance, to whom the benefits are payable and the terms of the Conversion provision.

 VII.  INDIVIDUAL TERMINATIONS.

Except as provided in the Employee and Retired Employee Life Insurance Benefit
Provision:

1.    Employee Insurance

      Insurance on any Employee insured hereunder will terminate at the earliest of the following dates:

      (a) the last day of the month in which termination of the Employee's Service occurs,

      (b) the date of cessation of premium payments for Employee Insurance in respect of the Employee, while in Service,

      (c)   the date of termination of the policy,

      (d)   the date the Employee otherwise ceases to be eligible.



                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                          Page 6

                                                          Amended Policy No. 3
                                                               January 1, 1989

                         GENERAL PROVISIONS (Continued)


VII.  INDIVIDUAL TERMINATIONS. (Continued)

      Termination of an Employee's Service shall, for the purposes of the policy be deemed to occur on the date a person ceases to qualify under the definition of Employee for any reason, other than retirement on pension, except that the Employer, acting in such a manner as to preclude individual selection, may deem Service to continue during any period the Employee is absent from work due to Illness, or during any period the Employee is on approved leave of absence.

2.    Retired Employee Insurance

      Insurance on any Retired Employee insured hereunder will terminate at the earliest of the following dates:

      (a) the date of cessation of premium payments for Retired Employee Insurance in respect of the Retired Employee;

      (b)   the date of termination of the policy;

      (c)   the date the Retired Employee otherwise ceases to be eligible.

VIII. TERMINATION OF POLICY.

1.    The Policyholder may terminate the policy:

      (a) on any premium due date if prior notice in writing is given the Company; or

      (b) during the grace period of any unpaid premium if notice in writing is given the Company prior to the expiration of such grace period, in which event termination of the policy will occur on the date of the receipt of the notice by the Company or on a date within the grace period, specified by the Policyholder in such notice, whichever is the later.

2.    The Company may, upon giving the Policyholder at least 31 days' notice:

      (a) terminate the policy on any premium due date, if on such date the number of Employees or Retired Employees insured hereunder is less than ten or less than 100% of those eligible for insurance, or if the Policyholder has not complied with the terms of the policy;

      (b) terminate this policy on the date Group Policy No. 48000-G terminates.


                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                          Page 7

                                                          Amended Policy No. 3
                                                               January 1, 1989

                         GENERAL PROVISIONS (Continued)

IX.   COMPUTATION OF PREMIUMS.

The amount of the premium due on each premium due date will be the aggregate of the amounts payable in respect of each Employee or Retired Employee and the amounts so payable in respect of each Employee or Retired will be determined by multiplying the total amount of life insurance then in force for each Employee or Retired Employee by the following premium rates:


Classification (a)      All Ages     $6.77 per $1,000 of such insurance.

Classification (b)      Age
                         0 - 34       .06 per $1,000 of such insurance.
                        35 - 39       .09
                        40 - 44       .16
                        45 - 49       .26
                        50 - 54       .44
                        55 - 59       .71
                        60 - 64       .93
                        65 - 69      1.50
                        70 - 74      2.22
                        75 - 79      3.44
                        80 - 84      5.12

Classification (c)      All Ages     3.18 per $1,000 of such insurance.

The Company may, upon giving the Employer at least thirty-one day's notice, change the premium rate.

X.    PAYMENT OF PREMIUMS.

All premiums, including adjustments thereof, if any, are payable in advance by the Employer to the Company at its Head Office or at one of its Branch Offices in the United States of America.

The Company is not required to receive payment of any premium other than in one sum and from the Employer. The Company is not required to see that any amounts referred to as contributions by Employees are, in fact, contributed by the Employees, nor to see that all or any amounts so contributed are applied to the payment of premiums.

A grace period of 31 days without interest charge is allowed for the payment of every premium during which period the policy will remain in force. If any premium remains unpaid on the expiration of the grace period the policy will then terminate.

If the policy terminates either on the expiration of the grace period as provided in the preceding paragraph or on the date of receipt by the Company, during the grace period, of notice of termination from the Policyholder in accordance with General Provision VIII, a proportionate premium will be payable for the time the policy continued in force during the grace period.


                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                          Page 8

                                                          Amended Policy No. 3
                                                               January 1, 1989

                         GENERAL PROVISIONS (Continued)


XI.   PREMIUM ADJUSTMENTS

If an Employee's or Retired Employee's insurance decreases or terminates, otherwise than by death, before the expiration of the period for which the premium has been paid, a proportionate premium for the unexpired portion of the period will be refunded.

If an Employee's or Retired Employee's insurance commences or increases at any date during a period for which the premium has been paid, a proportionate additional premium will be payable to the Company for the portion of such period from such date to the date the next premium becomes due.

The Company may calculate such proportionate premiums approximately by ignoring fractions of a month but such an approximation will not operate to change the period for which the premium is presumed to have been paid.

Proportionate premiums will be payable or refundable monthly.

XII.  EXPERIENCE RATING

On each policy anniversary to which this policy is continued in force by payment of the premiums, the Company will allot to this policy such amount, if any, as may be apportioned by the Company as a refund of premiums, resulting from experience rating this and similar policies, as well as all other group insurance policies, other than those specified below, issued by the Company to the Policyholder. If such group insurance policy, other than one specified below, issued by the Company to the Policyholder, terminates on a date other than a policy anniversary, then the experience under such policy will be taken into consideration when allotting any refund of premium.

Policies issued by the Company to the Policyholder that will not be taken into consideration when applying the terms of the above paragraph include:

(a)   Group Policy No. 14500-GD.
(b)   Group Policy No. 18910-GD.
(c)   Group Policy No. 48001-GD.
(d)   Group Policy No. 48002-GD.
(e)   Group Policy No. 48004-G.

Such experience rating refunds shall be distributed or applied by the Employer according to the respective rights thereto of the parties contributing towards the premium for the insurance.

If the policy should develop a deficit position as a result of such experience rating, such deficit will be merged with the experience rating refund apportioned by the Company to any other policy issued by the Company to the Policyholder or issued by the Company to the Employer as policyholder, other than those policies indicated in items (a) through (e) above, with any such deficit carried forward until its redemption in full.



                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                          Page 9

                                                          Amended Policy No. 3
                                                               January 1, 1989

                         GENERAL PROVISIONS (Continued)

XIII. SELF-ADMINISTRATION DATA.

The Employer shall maintain records in connection with the insurance provided by this policy, containing the names and ages of Employees or Retired Employees insured and their respective amounts of insurance and the effective dates of such insurance. Such records shall also show changes in any of the foregoing data and the effective dates thereof, nominations of beneficiaries, changes of beneficiaries, names and ages of beneficiaries and the effective dates thereof.

The Employer shall furnish the Company an each premium due date, after the first, a monthly statement setting forth such information as required by the Company including, but not limited to, the number of Employees or Retired Employees covered and the amount of insurance in force on such date.

The Employer shall also furnish the Company with such other data as may be necessary to determine the premiums for insurance hereunder. The Employer's records shall be open for inspection by the Company at all reasonable times for any purpose relating to the provisions of this policy.

Clerical errors will not deprive any Employee or Retired Employee of insurance hereunder nor will failure to record the termination of Service or of eligibility of any Employee or Retired Employee operate to continue such Employee's or Retired Employee's insurance beyond the period set forth in the policy.

XIV.  CONTRACT.

This policy, the Application, a copy of which is attached and made a part hereof, and the individual applications, if any, of the Employees or Retired Employees insured hereunder, constitute the entire contract. In providing the insurance, the Company will rely on the statements furnished to it in compliance with the terms of the policy and all such statements shall in the absence of fraud be deemed representations and not warranties.

Only the President, a Vice-President, the Actuary or the Secretary of the Company has authority to agree on behalf of the Company to any alteration of the contract or to the waiver of any of the Company's rights or requirements.

Any provision of the policy which on the Effective Date is in conflict with the statutes of the state in which the policy is delivered is hereby amended to conform to the minimum requirements of such statutes.


                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                         Page 10

                                                          Amended Policy No. 3
                                                               January 1, 1989

                         GENERAL PROVISIONS (Continued)





XV.   INCONTESTABILITY.

Except for non-payment of premiums, the validity of the policy will be incontestable. No statement made by any Employee or Retired Employee insured hereunder relating to insurability will be used in contesting the insurance in respect of which the statement was made after the insurance in respect of such Employee or Retired Employee has been in force prior to such contest for a period of two years during the lifetime of the Employee or Retired Employee unless the statement is contained in a written application signed by the Employee or Retired Employee and a copy of the application is or has been furnished to the Employee, Retired Employee or to his beneficiary.

XVI.  WORKERS' COMPENSATION.

The benefits under this policy are not in lieu of and shall not affect any requirements for insurance under any Workers' Compensation or similar law.




                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                         Page 11

                                                          Amended Policy No. 3
                                                               January 1, 1989


                          EMPLOYEE AND RETIRED EMPLOYEE
                        LIFE INSURANCE BENEFIT PROVISION

Upon receipt by the Company of due proof of the death of any Employee or Retired Employee insured under this Provision the Company will pay, subject to the rights of any assignee, the amount of life insurance for which the Employee or Retired Employee is insured at the date of such death, to the beneficiary last legally designated in writing by the Employee or Retired Employee, or if no such beneficiary is living on the death of the Employee or Retired Employee, to the estate of the Employee or Retired Employee.

The beneficiary may be changed from time to time by written request, subject to any legal restriction which may affect such right. In addition, all insurance benefits under this policy may be assigned, including but without limiting the generality of the foregoing, the right to designate and change beneficiaries and the right of conversion.

Any change of beneficiary or assignment will not be binding upon the Company unless made in writing on such form as the Company may require and filed with the Employer. Any change of beneficiary or assignment will be without prejudice to the Company on account of any payment made or any action taken by the Company before it was filed. Neither the Company nor the Employer assumes any responsibility for the validity or effectiveness of any change of beneficiary or assignment.

The interest of any beneficiary is, to the extent permitted by law, subordinated to any assignment, regardless of when the assignment was made.

OPTIONAL MODES OF SETTLEMENT.

By giving proper written notice, the Employee or Retired Employee, subject to the right of any assignee, may elect (with the right to revoke or to change such election) to have the whole or any part of the amount of life insurance, which would otherwise be payable to the beneficiary in a single sum, paid in installments or in any other manner that may be agreed to by the Company. The amount and terms of payment shall be in accordance with those customarily offered by the Company for group life insurance policies at the time of the election. If the Employee or Retired Employee does not make an election, the beneficiary may do so after the Employee's or Retired Employee's death.



                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                         Page 12

                                                            Amended Policy No. 3
                                                                 January 1, 1989
                           EMPLOYEE AND RETIRED EMPLOYEE
                   LIFE INSURANCE BENEFIT PROVISION (Continued)

CONVERSION PRIVILEGE.

If the Employee's or Retired Employee's insurance, or any portion thereof , is terminated as a result of his termination of Service in the class or classes of Employees or Retired Employees insured under this Provision, the Employee or Retired Employee shall be entitled to have issued to him by the Company, without evidence of insurability, upon application made to the Company within thirty-one days after such termination of insurance and upon the payment of the premium applicable to the class of risk to which he belongs and to the form and amount of the policy at his then attained age, an individual policy of life insurance in any one of the forms then customarily issued by the Company (except a policy of term insurance, or a policy providing benefits in event of total and permanent disability or additional benefits in event of accidental death) in an amount equal to, or at the option of the Employee or Retired Employee, less than the amount of his insurance under this policy ceasing because of such termination of Service in the class or classes of Employees or Retired Employees insured thereunder. In the case of an Employee or Retired Employee who upon said termination of Service continues in the Service of the Employer but in a class not insured thereunder, the amount for which such individual policy may be issued shall not exceed the amount of insurance on his life under this Provision ceasing because of said termination of Service less any amount of life insurance for which he is or becomes eligible under any group policy within thirty-one days of such termination of insurance. Such individual policy, if issued, shall become effective upon the expiration of the thirty-first day following the day on which occurred such termination of his insurance provided the premium therefor is paid to the Company not later than such effective date.

In the event this policy is terminated or amended so as to terminate the life insurance of any class of Employee or Retired Employee in which he is included, the Employee or Retired Employee, if he has been continuously insured under this Provision for five years or more immediately prior to such a termination, shall be entitled upon such a termination to the same benefits and upon the same conditions and limitations as set forth in the foregoing paragraph upon termination of Service, except that the amount of such converted life insurance shall in no event exceed the lesser of (1) $2,000, and (2) the amount of the insurance on the Employee's or Retired Employee's life under this Provision atr the date of such a termination less any amount of life insurance for which he may become eligible under any group policy issued or reinstated by the Company or another insurer within thirty-one days after the date of such a termination.

If the Employee or Retired Employee has assigned all the insurance benefits under this policy then the right of conversion is available only to the assignee.



                                    48001-G
                     SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                         Page 13

                                                            Amended Policy No. 3
                                                                 January 1, 1989

                           EMPLOYEE AND RETIRED EMPLOYEE
                   LIFE INSURANCE BENEFIT PROVISION (Continued)

EXTENDED DEATH BENEFIT.

A.    During Conversion Period Following Termination of Service.

      Upon receipt of due proof that an Employee or Retired Employee whose life insurance under this policy terminated due to termination of Service in the class or classes of Employees or Retired Employees insured thereunder, dies within thirty-one days after such termination of insurance, the Company will pay to the Employee's or Retired Employee's beneficiary an amount of insurance equal to that for which such Employee or Retired Employee would have been entitled to have an individual policy issued to him in accordance with the first paragraph of the provision hereof entitled "Conversion Privilege."

B.    During Conversion Period Following Termination of Policy.

      If an Employee's or Retired Employee's life insurance is terminated due to termination or amendment of this policy, and if he has been continuously insured under said policy for five years or more immediately prior to such termination of his insurance, then upon receipt of due proof that the Employee or Retired Employee died within thirty-one days following such termination, the Company will pay to the Employee's or Retired Employee's beneficiary the lesser of (1) $2,000 and (2) the amount of life insurance for which the Employee or Retired Employee was last insured under this policy reduced by any amount for which the Employee or Retired Employee became insured under any group policy issued or reinstated by the Company or another insurer after such termination.

If a benefit becomes payable as above after an individual policy shall have been issued in conversion of the Employee's or Retired Employee's life insurance under this Provision, the amount, if any, paid as a death benefit under such individual policy shall be deemed to be a payment toward the amount of benefit becoming due hereunder and any premiums paid under the individual policy will be paid to the beneficiary thereunder upon surrender of the policy. The designation of a beneficiary under such an individual policy or the application therefor (if such policy has not been issued) different from the beneficiary under this policy, shall, notwithstanding any other provision of this policy, effect a change of beneficiary under this policy to the beneficiary so designated.

                                  ENDORSEMENTS

The beneficiary last legally designated in writing under Policy No. 16320-G. Any assignment accepted under Policy No. 16320-G. prior to the Effective Date of this Policy will apply to this Policy effective from the date of such designation or assignment under Policy No. 16320-G. until changed in accordance with the terms of this Policy.



                                    48001-G
                       SUN LIFE ASSURANCE COMPANY OF CANADA
                                                                         Page 14